                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 10, 1998


                                SITEL CORPORATION
             (Exact name of registrant as specified in its charter)

             Minnesota                1-12577             47-0684333
  (State  or jurisdiction of         (Commission File         (I.R.S. Employer
 incorporation or organization)          Number)             Identification No.)

         300 East Lombard Street, Suite 850, Baltimore, Maryland  21202
         ______________________________________________________________
                    (Address of Principal Executive Officer)

       Registrant's telephone number, including area code   (410) 659-5700
                                                           _________________

              13215 Birch Street, Suite 100, Omaha, Nebraska  68164
             _______________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                _________________________________________________










This 8-K consists of 253 pages.


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ITEM 5.  OTHER EVENTS

      On March 10, 1998, SITEL Corporation (the "Company") completed the private placement of $100 million of 9 1/4% Senior Subordinated Notes due 2006
(the "Notes").   The  proceeds  from  the offering  were  used  to  repay
borrowings outstanding under the Company's long term revolving credit facility (the "Credit Facility") which was also amended on that date.

      The  Notes,  which  include  interest payable  semiannually,  are  general unsecured obligations of the Company, will be subordinated in right of payment to all existing and future senior debt of the Company and may not be redeemed prior to March 15, 2002. The Notes are guaranteed by certain of the Company's subsidiaries and contain certain covenants that limit the ability of the Company and certain of its subsidiaries to, among other things, incur additional indebtedness, pay dividends or make certain other restricted payments, consummate certain asset sales, enter into certain transactions with affiliates, incur liens, merge or consolidate with another company and sell or otherwise dispose of all or substantially all of the assets of the Company.

      The Company also reached an agreement with a syndicate of commercial banks to amend the Company's existing Credit Facility to limit borrowings under the Credit Facility to an amount based upon a percentage of the Company's eligible domestic accounts receivable, as defined, up to $75 million. Certain of the financial covenants and restrictions were amended and the Company's eligible domestic accounts receivable were pledged as security.

      For more information, reference is made to the amended credit facility and the indenture, attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed herewith.

     (a)  EXHIBITS:

          10.1      Amended Credit Agreement with Bankers Trust Company as Agent

          10.2 Indenture governing $100,000,000 9 1/4% Senior Subordinated Notes due 2006
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SITEL Corporation
                                   ___________________________________
                                             (Registrant)


                                   By:  /s/ Barry S. Major
                                        ______________________________
                                        Barry S. Major
                                        Chief Financial Officer

Date:   March 16, 1998